EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-135158) and Forms S-8 (Nos. 33-90512, 333-47258, 333-116348
and 333-116349) of CAS Medical Systems, Inc. of our report dated March 18, 2008 relating to the financial statements, which appears in this Form 10-K.


/s/ UHY LLP


New Haven, Connecticut
March 18, 2008